UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 12, 2004


                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     1-12494                62-154718
(State or Other Jurisdiction      (Commission File       (I.R.S. Employer
of Incorporation)                       Number)         Indentification No.)

           Suite 500, 2030 Hamilton Place Blvd, Chattanooga, TN 37421 (Address of principal executive office, including zip code)

                                 (423) 855-0001
              (Registrant's telephone number, including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets

     CBL & Associates Properties, Inc. (the "Company') acquired eight malls, two associated centers and one community center during the year ended December 31, 2004. Although none of the properties acquired are individually significant according to the provisions of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, they are significant in the aggregate. This Current Report on Form 8-K is being filed to provide certain historical and pro forma financial information related to these acquisitions, which are described below. In this Current Report on Form 8-K, dollars are in thousands, except for per share amounts.

     On March 12, 2004, the Company acquired Honey Creek Mall in Terre Haute, IN for a purchase price, including transaction costs, of $83,114, which consisted of $50,114 in cash and the assumption of $33,000 of non-recourse debt that bears interest at a stated rate of 6.95% and matures in May 2009. The Company recorded a debt premium of $3,146, computed using an estimated market interest rate of 4.75%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     On March 12, 2004, the Company acquired Volusia Mall in Daytona Beach, FL for a purchase price, including transaction costs, of $118,493, which consisted of $63,686 in cash and the assumption of $54,807 of non-recourse debt that bears interest at a stated rate of 6.70% and matures in March 2009. The Company recorded a debt premium of $4,615, computed using an estimated market interest rate of 4.75%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     On April 8, 2004, the Company acquired Greenbrier Mall in Chesapeake, VA for a cash purchase price, including transaction costs, of $107,450. The purchase price was partially financed with a new recourse term loan of $92,650 that bears interest at LIBOR plus 100 basis points, matures in April 2006 and has three one-year extension options that are at the Company's election.

     On April 21, 2004, the Company acquired Fashion Square, a community center in Orange Park, FL for a cash purchase price, including transaction costs, of $3,961.

     On May 20, 2004, the Company acquired Chapel Hill Mall and its associated center, Chapel Hill Suburban, in Akron, OH for a cash purchase price of $78,252, including transaction costs. The purchase price was partially financed with a new recourse term loan of $66,500 that bears interest at LIBOR plus 100 basis points, matures in May 2006 and has three one-year extension options that are at the Company's election.

     On June 22, 2004, the Company acquired Park Plaza Mall in Little Rock, AR for a purchase price, including transaction costs, of $77,526, which consisted of $36,213 in cash and the assumption of $41,313 of non-recourse debt that bears interest at a stated rate of 8.69% and matures in May 2010. The Company recorded a debt premium of $7,737, computed using an estimated market interest rate of 4.90%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     On July 28, 2004, the Company acquired Monroeville Mall, and its associated center, the Annex, in the eastern Pittsburgh suburb of Monroeville, PA, for a purchase price, including transaction costs, of $231, 621, which consisted of $39,455 in cash, the assumption of $134,004 of non-recourse debt that bears interest at a stated rate of 5.73% and matures in January 2013, an obligation of $11,950 to purchase the fee interest in the land underlying the mall and associated center on or before July 28, 2007, and the issuance of 780,470 special common units in the Operating Partnership with a fair value of $46,212

($59.21 per special common unit). The Company recorded a debt premium of $3,270, computed using an estimated market interest rate of 5.30%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.

     On November 22, 2004, the Company acquired Mall del Norte in Laredo, TX for a cash purchase price, including transaction costs, of $170,413. The purchase price was partially financed with a new non-recourse, interest-only loan of $113,400 that bears interest at 5.04% and matures in December 2014.

     On November 22, 2004, the Company acquired Northpark Mall in Joplin, MO for a purchase price, including transaction costs, of $79,141. The purchase price consisted of $37,619 in cash and the assumption of $41,522 of non-recourse debt that bears interest at a stated rate of 5.75% and matures in March 2014. The Company recorded a debt premium of $687, computed using an estimated market interest rate of 5.50%, since the debt assumed was at an above-market interest rate compared to similar debt instruments at the date of acquisition.


ITEM 9.01 Financial Statements and Exhibits

Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:

(a)  Financial Statements of Businesses Acquired

     The combined statement of certain revenues and certain operating expenses of Volusia Mall and Honey Creek Mall (described under Item 2.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

(b)  Pro Forma Financial Information

     The pro forma financial information of CBL & Associates Properties, Inc. listed in the accompanying Index to Financial Statements and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K.

(c)  Exhibits

23   Consent of Deloitte & Touche LLP

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            CBL & ASSOCIATES PROPERTIES, INC.


                                                    /s/ John N. Foy
                                         --------------------------------------

                                                       John N. Foy
                                                     Vice Chairman,
                                          Chief Financial Officer and Treasurer



Date:  September 19, 2005

                        INDEX TO FINANCIAL STATEMENTS AND
                         PRO FORMA FINANCIAL INFORMATION

     The following historical financial statements and pro forma financial information are presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X of the Securities and Exchange Commission. The historical financial statements have been audited only for certain properties acquired. With respect to Volusia Mall and Honey Creek Mall, the historical combined financial statement has been audited only for the most recent fiscal year preceding the acquisition as these transactions did not involve a related party and the registrant, after reasonable inquiry, is not aware of any material factors related to the acquired properties not otherwise disclosed that would cause the reported financial information to not be necessarily indicative of future operating results. Previously, the Company filed a Form 8-K dated September 2, 2004, which included audited financial statements for Greenbrier Mall and Monroeville Mall that were acquired during the year ended December 31, 2004. In addition, as the properties will be directly or indirectly owned by entities that will elect or have elected to be treated as real estate investment trusts (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable.

                                                                      Page
                                                                      Number
Volusia Mall and Honey Creek Mall

Independent Auditors' Report                                           6

Combined Statement of Certain Revenues and Certain Operating
   Expenses of Volusia Mall and Honey Creek Mall for the
   Year Ended December 31, 2003                                        7

Notes to the Combined Statement of Certain Revenues and Certain
   Operating Expenses of Volusia Mall and Honey Creek Mall             8


CBL & Associates Properties, Inc.

Pro Forma Consolidated Statement of Operations for the
   Year Ended December 31, 2004 (Unaudited)                           10

Consent of Independent Auditors                                       11

INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
CBL & Associates Properties, Inc.:

We have audited the  accompanying  combined  statement  of certain  revenues and certain operating expenses of Volusia Mall and Honey Creek Mall (the "Properties"), both of which are under common ownership and common management, for the year ended December 31, 2003. This financial statement is the responsibility of the Properties' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of certain revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the filing of a Form 8-K by CBL & Associates Properties, Inc. as a result of the acquisition of the Properties). Material amounts, described in Note 1 to the combined statement of certain revenues and certain operating expenses that would not be directly attributable to those resulting from future operations of the Properties are excluded, and the financial statement is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, such combined financial statement presents fairly, in all material respects, certain revenues and certain operating expenses of the Properties for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP

June 22, 2005
Atlanta, Georgia

VOLUSIA MALL AND HONEY CREEK MALL

COMBINED STATEMENT OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003
----------------------------------------------------------------------------



REVENUES:
  Rentals:
     Minimum                                               $14,056,791
     Percentage                                              1,135,614
     Other                                                     123,529
  Tenant reimbursements                                      6,648,442
  Other income                                                 207,150
                                                     ------------------------
           Total revenues                                   22,171,526
                                                     ------------------------

EXPENSES:
  Property operating                                         3,253,334
  Real estate taxes                                          1,785,526
  Maintenance and repairs                                    1,494,350
                                                     ------------------------
          Total expenses                                     6,533,210
                                                     ------------------------

          Excess of certain revenues over
                certain operating expenses                 $15,638,316
                                                     ========================


See accompanying notes to financial statements.

VOLUSIA MALL AND HONEY CREEK MALL


NOTES TO COMBINED STATEMENT
OF CERTAIN REVENUES AND CERTAIN OPERATING EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2003


NOTE 1.  ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying combined statement of certain revenues and certain operating expenses (the "Statement") relates to Volusia Mall, a regional mall in Daytona Beach, Florida and Honey Creek Mall, a regional mall in Terre Haute, Indiana. Volusia Mall and Honey Creek Mall are collectively referred to as the "Properties."

The Statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, as a result of the acquisitions of the Properties by CBL & Associates Properties, Inc. Accordingly, the Statements are not representative of the actual combined operations of the Properties for the period presented as certain revenues and certain operating expenses have been excluded. Such items include depreciation, amortization, interest expense, management fees, leasing commissions and interest income.


NOTE 2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition - Rental income comprises minimum rents, expense reimbursements and percentage rent payments. Minimum rents with fixed increases are recognized on a straight-line basis over the initial terms of the related leases. Tenant reimbursements are recognized in the period that the related costs are incurred. The Properties account for these leases as operating leases as they have retained substantially all risks and benefits of property ownership. Percentage rent is recognized when the tenant's reported sales have reached certain levels specified in the respective lease.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3.  LEASING ACTIVITIES

The Properties have non-cancelable operating leases with tenants requiring monthly payments of specified minimum rent. The leases generally provide for minimum rentals, plus percentage rentals based upon the retail stores' sales volume. A majority of the leases require reimbursement by the tenant of their proportionate share of real estate taxes and common area expenses. Future minimum rental commitments under the non-cancelable operating leases at December 31, 2003 are as follows:

Year Ending December 31:

                   2004                                $ 12,765,357
                   2005                                  11,634,347
                   2006                                   9,404,346
                   2007                                   6,976,705
                   2008                                   5,999,186
                Thereafter                               17,205,741
                                                 ---------------------------
                  Total                                 $63,985,682
                                                 ===========================

     The following unaudited pro forma consolidated financial statement is based on the historical consolidated financial statements of CBL & Associates Properties, Inc. (the "Company"), Volusia Mall, Honey Creek Mall and certain other properties that were acquired during the year ended December 31, 2004, consolidated and adjusted to give effect to the acquisitions as described in
Item 2.01 of this Current Report on Form 8-K. This statement should be read in conjunction with and the audited historical financial statements and notes thereto of the Company for the year ended December 31, 2004, which are included in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and the historical combined financial statement of Volusia Mall and Honey Creek Mall included elsewhere in this Form 8-K. The Company previously filed a Form 8-K dated September 2, 2004, which included audited financial statements for Greenbrier Mall and Monroeville Mall that were acquired during the year ended December 31, 2004.

     The unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 presents the results for the Company and the acquired properties as if the acquisitions had occurred on January 1, 2004.

                        CBL & Associates Properties, Inc.
                 Pro Forma Consolidated Statements of Operations
                      For the Year Ended December 31, 2004
             (Unaudited and in thousands, except per share amounts)

                                                                       Volusia Mall
                                                            CBL          and Honey         Other        Pro Forma        CBL
                                                         Historical     Creek Mall     Acquisitions   Adjustments     Pro Forma
                                                        -------------  -------------  --------------  -------------  -----------
 REVENUES:
   Minimum rents                                           $ 478,011       $  2,828      $  30,010     $   2,107(a)   $ 512,956
   Percentage rents                                           15,957            397          1,876             -         18,230
   Other rents                                                16,102              6             55             -         16,163
   Tenant reimbursements                                     219,205          1,300         16,228             -        236,733
   Management, development and leasing fees                    9,791              -              -             -          9,791
   Other                                                      20,098            104            583             -         20,785
                                                        -------------  -------------  --------------  -------------  -----------
     Total revenues                                          759,164          4,635         48,752         2,107        814,658
                                                        -------------  -------------  --------------  -------------  -----------
 EXPENSES:

   Property operating                                        115,345            615          8,223             -        124,183
   Depreciation and amortization                             142,509              -              -        15,103(b)     157,612
   Real estate taxes                                          58,301            345          3,905             -         62,551
   Maintenance and repairs                                    43,726            312          4,009             -         48,047
   General and administrative                                 35,338              -              -             -         35,338
   Loss on impairment of real estate assets                    3,080              -              -             -          3,080
   Other                                                      16,373              -              -             -         16,373
                                                        -------------  -------------  --------------  -------------  -----------
     Total expenses                                          414,672          1,272         16,137        15,103        447,184
                                                        -------------  -------------  --------------  -------------  -----------
 Income from operations                                      344,492          3,363         32,615       (12,996)       367,474
 Interest income                                               3,355              -              -             -          3,355
 Interest expense                                           (177,219)             -              -       (17,564)(c)   (194,783)
 Gain on sales of real estate assets                          29,272              -              -             -         29,272
 Equity in earnings of unconsolidated affiliates              10,308              -              -             -         10,308
 Minority interest in earnings:
   Operating partnership                                     (85,186)             -              -        (2,841)(d)    (88,027)
   Shopping center properties                                 (5,365)             -              -             -         (5,365)
                                                        -------------  -------------  --------------  -------------  -----------
 Income before discontinued operations                       119,657          3,363         32,615       (33,401)       122,234
 Operating income of discontinued operations                     609              -              -             -            609
 Gain on discontinued operations                                 845              -              -             -            845
                                                        -------------  -------------  --------------  -------------  -----------
 Net income                                                  121,111          3,363         32,615       (33,401)       123,688
 Preferred dividends                                         (18,309)             -              -             -        (18,309)
                                                        -------------  -------------  --------------  -------------  -----------
 Net income available to common shareholders             $   102,802      $   3,363      $  32,615    $  (33,401)     $ 105,379
                                                        =============  =============  ==============  =============  ===========
 Basic per share data:
   Income before discontinued operations,
      net of preferred dividends                         $      1.65                                                  $    1.69
   Discontinued operations                                      0.02                                                       0.02
                                                        -------------                                                -----------
   Net income available to common shareholders           $      1.67                                                  $    1.71
                                                        =============                                                ===========

   Weighted average common shares outstanding                 61,602                                                     61,602
 Diluted per share data:
   Income before discontinued operations,
      net of preferred dividends                         $      1.58                                                  $    1.62
   Discontinued operations                                      0.03                                                       0.03
                                                        -------------                                                -----------
   Net income available to common shareholders           $      1.61                                                  $    1.65
                                                        =============                                                ===========
   Weighted average common and potential dilutive
     common shares outstanding                                64,004                                                     64,004

(a)  Reflects the amortization of acquired above- and below-market leases.

(a) Represents depreciation and amortization expense related to buildings and improvements, tenant improvements and in-place leases of the acuired properties.

(c) Reflects interest expense on the $909,209 of debt assumed or borrowed (including debt premiums) in connection with the properties acquired during 2004, which had a weighted average effective interest rate of 3.69%. This amount includes the cash portion of the purchase price of each property acquired totaling $312,551, which is assumed to have been borrowed at the Company's borrowing rate under its lines of credit.

(d) Reflects the allocation of earnings to the minority interest in the Operating Partnership as a result of the acquired properties.

                                                                     Exhibit 23




                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in Registration Statements Nos. 33-73376, 333-04295, 333-41768, and 333-88914 on Form S-8 and Registration
Statements Nos. 33-92218, 333-62830, 333-90395, 333-47041, 333-97831, 333-104882
and 333-108947 on Form S-3 of CBL & Associates Properties, Inc. of our report dated June 22, 2005 (which report includes an explanatory paragraph relating to the purpose of such financial statements) on the Combined Statement of Certain Revenues and Certain Operating Expenses of Volusia Mall and Honey Creek Mall for the year ended December 31, 2003, appearing in this Current Report on Form 8-K of CBL & Associates Properties, Inc. dated September 19, 2005.



/s/ DELOITTE & TOUCHE LLP

Atlanta, Georgia
September 16, 2005